AMENDED AND RESTATED SERIES B CONVERSION AGREEMENT

                  Amended and Restated Series B Conversion Agreement dated as of December 23, 1996 among All-Comm Media Corporation (the "Company") and each of the Company's securityholders party hereto.

                  WHEREAS, the Company has issued and outstanding 6,200 shares of its Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock");

                  WHEREAS, the shares of Series B Preferred Stock are currently convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock"), in accordance with the certificate of designations for of the Series B Preferred Stock;

                  WHEREAS, the Company has filed a registration statement with the Securities and Exchange Commission for a proposed underwritten public offering (the "Offering") of shares of Common Stock and for the delayed offering of shares of Common Stock by certain delayed selling securityholders;

                  WHEREAS, the lead underwriter for the Offering has advised the Company that the existence of the current number of outstanding options, warrants or other rights convertible or exercisable for shares of the Common Stock could be detrimental to the Offering and to secondary trading in the Common Stock following consummation of the Offering;

                  WHEREAS, in support of the Offering, the holders of the Series B Preferred Stock would like to convert their shares of Series B Preferred Stock into shares of Common Stock;

                  WHEREAS, the undersigned holders of Series B Preferred Stock also hold Common Stock purchase warrants (the "Series B Warrants") originally issued with the Series B Preferred Stock and expect to derive significant benefit from the Offering;

                  WHEREAS, the parties hereto are parties to a Series B Conversion Agreement dated as of November 20, 1996 (the "Old Agreement"); and

                  WHEREAS, the parties wish to amend and restate the Old Agreement to change the date of the consummation of the transactions contemplated thereby from immediately prior to the Offering to December 23, 1996;

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Amended and Restated
Series B Conversion
Agreement, Page 2

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, and receipt and sufficiency which are hereby acknowledged, the parties hereto agree as follows:

                  1. Conversion of Series B Preferred Stock. On and as of the date hereof, each of the undersigned holders of Series B Preferred Stock will convert (i) all outstanding accrued dividends on the Series B Preferred Stock held by such person and (ii) all of the shares of Series B Preferred Stock held by such person, into shares of Common Stock in accordance with the certificate of designations for the Series B Preferred Stock. Notwithstanding such conversions, the Series B Warrants shall remain in full force and effect. The holders of the shares of Common Stock into which the Series B Preferred Stock was converted and of the Series B Warrants shall have the same registration rights as such holders had under the agreement dated June 7, 1996 between the Company and such holders with respect to the shares of Common Stock into which the Series B Preferred Stock was converted and the shares of Common Stock for which the Series B Warrants are exercisable.

                  2. Securities Law Matters. Each of the undersigned holders of Series B Preferred Stock severally acknowledges and agrees that: (a) the shares of Common Stock to be issued to it upon conversion of shares of Series B Preferred Stock have not been registered under the Securities Act of 1933, as amended (the "Securities Act"); (b) such shares may not be freely resold or transferred absent registration under the Securities Act or an exemption therefrom; (c) it is acquiring such shares for its own account for investment purposes only and not with a view towards the resale or distribution thereof;
(d) it may be required to hold such shares for an indefinite period; (e) certificates representing such shares may bear restrictive legends and the Company may instruct its transfer agent to place stop transfer orders with respect thereto; (f) it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act; and (g) it is aware that the Company is issuing such Common Stock in transactions exempt from the registration requirements of the Securities Act pursuant to Regulation D or other exemptions from registration.

                  3. Miscellaneous. This Agreement may not be modified except in a writing signed by or on behalf of all of the parties hereto. This Agreement constitutes the entire agreement of the parties with respect to the conversion of the outstanding shares of Series B Preferred Stock, and supersedes the Old Agreement. This Agreement may be signed in one or more counterparts, all of which shall constitute a single original.

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Amended and Restated
Series B Conversion
Agreement, Page 3

                  IN WITNESS WHEREOF, each of the undersigned has duly signed or caused this Amended and Restated Series B Conversion Agreement to be signed on its or their behalf as of this 23rd day of December, 1996.

                                                  All-Comm Media Corporation


                                                  By:
                                                      --------------------------
                                                      Name:
                                                      Title:

                                                  ------------------------------
                                                  Bryan I. Finkel

                                                  ------------------------------
                                                  Seth Antine

                                                  ------------------------------
                                                  Naomi Bodner

                                                  ------------------------------
                                                  Israel A. Englander - IRA
                                                  F/B/O

                                                  ------------------------------
                                                  Laura Huberfeld

                                                  -----------------------------
                                                  Chanie Lerner

                                                  ------------------------------
                                                  Seth Fireman

                                                  ------------------------------
                                                  Rita Folger

                                                  ------------------------------
                                                  Fred Rudy

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Amended and Restated
Series B Conversion
Agreement, Page 4

                                                  ------------------------------
                                                  Seymour Huberfeld

                                                  ------------------------------
                                                  Keren M.Y.C.B. Elias
                                                  Foundation

                                                  ------------------------------
                                                  Malca Sand

                                                  ------------------------------
                                                  Erza Birnbaum

                                                  ------------------------------
                                                  Joshua Schwartz

                                                  ------------------------------
                                                  Jonathan Mayer

                                                  ------------------------------
                                                  Cong. Ahavas Tzd Okah V. Ches

                                                  ------------------------------
                                                  Yeshiva of Telshe Alumni

                                                  ------------------------------
                                                  Birdsall Corp N.V.

                                                  ------------------------------
                                                  Laura Huberfeld/Naomi Bodner

                                                  ------------------------------
                                                  Shekel Hakodesh

                                                  ------------------------------
                                                  Bais Kaila Torah Prep. HS
                                                    for Girls

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Amended and Restated
Series B Conversion
Agreement, Page 5

                                                  ------------------------------
                                                  Namax Corp.

                                                  ------------------------------
                                                  Ohr Somayach Tanenbaum Educ.

                                                  ------------------------------
                                                  Moshe Muller

                                                  ------------------------------
                                                  Friends of Kiryat Meor Chaim

                                                  ------------------------------
                                                  The Nais Corp.

                                                  ------------------------------
                                                  Richard Stadtmauer

                                                  ------------------------------
                                                  Irwin Gross

                                                  ------------------------------
                                                  Charles Nebenzahl

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